Exhibit 10.17
FIRST AMENDMENT
to
NATURAL GAS PIPELINE CONSTRUCTION
AND TRANSPORTATION AGREEMENT
Dated as of June 28, 2000
between
BAMAGAS COMPANY
and
CALPINE ENERGY SERVICES, L.P.
     This FIRST AMENDMENT to the NATURAL GAS PIPELINE CONSTRUCTION AND TRANSPORTATION AGREEMENT (“Amendment”) is entered into on this 1st day of September, 2001, between BAMAGAS Company and Calpine Energy Services, L.P. (collectively the “Parties” and/or individually a “Party”).
     WHEREAS, the Parties desire to modify the Natural Gas Pipeline Construction and Transportation Agreement dated as of June 28, 2000, between BAMAGAS Company and Calpine Energy Services, L.P. (“Agreement”);
     NOW, THEREFORE, in consideration of the premises and the mutual covenants and promises herein contained, the Parties agree as follows:
1. The definition of “Morgan Energy Center Transportation Agreement” in Article I of the Agreement is hereby added as follows:
“Morgan Energy Center Transportation Agreement” shall mean that certain Natural Gas Pipeline Transportation Agreement, between BAMAGAS Company and Calpine Energy Services, L.P. dated as of June 28, 2000.
2. The definition of “ROW” in Article I of the Agreement is hereby deleted and replaced with the following definition:
“ROW” shall mean all rights-of-way, land use rights, sites and easements acquired and/or utilized by BAMAGAS for the purpose of the Pipeline and the BAMAGAS Lateral(s) and their interconnections with (a) the Primary Point(s) of Delivery and (b) the Primary Point(s) of Delivery (as identified in the Morgan Energy Center Transportation Agreement).
3. The definition of “Pipeline” in Article I of the Agreement is hereby deleted and replaced with the following definition:

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“Pipeline” shall mean a contiguous, new pipeline and related facilities (whether existing or new) for the transmission of Natural Gas, including all of the necessary pipe, fittings, valves, measuring equipment and regulators to be constructed or acquired, owned and operated by BAMAGAS beginning at Tennessee Gas Pipeline Company’s 500 leg near Barton in Colbert County, Alabama, and ending at: (a) the Primary Point(s) of Delivery as described in Exhibit 3 and (b) the Primary Point(s) of Delivery (as identified in the Morgan Energy Center Transportation Agreement), including the pipeline interconnections between Tennessee Gas Pipeline Company and BAMAGAS, Texas Eastern Transmission Company and BAMAGAS, and Midcoast Interstate Transmission Company and BAMAGAS, respectively.
4. The definition of “Point(s) of Delivery” in Exhibit 3 of the Agreement is hereby deleted and replaced with the following definition:
“Point(s) of Delivery” shall mean the proposed interconnection between the BAMAGAS Pipeline and the upstream side of the most easterly 16” valve located inside the gas metering station located in the southeast quarter of the southeast quarter of Section 11, Township 5 South Range 5 West, Morgan County, Alabama, and/or the Secondary Point(s) of Delivery.
5. The definition of “Primary Point(s) of Delivery” in Article I of the Agreement is hereby deleted and replaced with the following definition:
“Primary Point(s) of Delivery” shall mean the point of interconnection between the BAMAGAS Pipeline and the upstream side of the most easterly 16” valve located inside the gas metering station located in the southeast quarter of the southeast quarter of Section 11, Township 5 South Range 5 West, Morgan County, Alabama.
6. The definition of “BAMAGAS Lateral(s)” in Article I of the Agreement is hereby deleted and replaced with the following definition:
“BAMAGAS Lateral(s)” shall mean the non FERC jurisdictional pipeline(s) to be constructed by BAMAGAS for the purpose of transporting Natural Gas from the pipeline facilities of Midcoast Interstate Transmission Company to (a) the Primary Point(s) of Delivery and (b) the Primary Point(s) of Delivery (as defined in the Morgan Energy Center Transportation Agreement), which pipeline(s) shall be used for the testing of the Decatur Energy Center and for Gas transportation service during time periods that the Pipeline is unavailable to transport the Firm Transportation Quantity as provided for herein.
7. Except as provided in numbered paragraphs 1 - 6 above, there are no other changes to the Agreement under which this Amendment is issued and the Agreement remains in full force and effect. To the extent of any inconsistency between this Amendment and the Agreement, the Agreement shall govern, except to the extent explicitly modified by this Amendment.

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     IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed in their respective names by duly authorized officers in duplicate originals on the day and year first entered above.

CALPINE ENERGY SERVICES, L.P.		BAMAGAS COMPANY

By:	/s/ Diana Knox	By:	/s/ I.J. Berthelot

Name: Diana Knox		Name: I.J. “Chip” Berthelot

Title: Sr. Vice President		Title: Vice President Commercial Activity

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